UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — July 5, 2017

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

ITEM 5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2017, the board of directors of PAA GP Holdings LLC, the general partner of Plains GP Holdings, L.P., the sole member of Plains All American GP LLC, the general partner of Plains AAP, L.P., the sole member of PAA GP LLC, the general partner of Plains All American Pipeline, L.P. (the “Partnership” or “PAA”), approved various changes to the compensation arrangements for Named Executive Officers.  These changes reflect a recognition of current and expected market conditions and are designed to ensure top level performance in an uncertain environment.

The changes approved by the board included the following grants of phantom units to our Named Executive Officers under our Long-Term Incentive Plans:

Name and Title	No. of Phantom Units Granted

Wilfred (Willie) C. Chiang, Executive Vice President and Chief Operating Officer (U.S.)	65,000

Al Swanson, Executive Vice President and Chief Financial Officer	35,000

Richard McGee, Executive Vice President, General Counsel and Secretary	35,000

Daniel J. Nerbonne, Executive Vice President — Operations and Engineering	35,000

The phantom units will vest (become payable 1-for-1 in PAA common units) in full on the May 2019 distribution date and include tandem distribution equivalent rights.

In connection with the intent to lower annual bonus awards, the board also approved salary increases for our Named Executive Officers (other than Mr. Armstrong) in amounts ranging from $100,000 to $150,000.

For more information regarding compensation of our Named Executive Officers and our equity compensation plans, please see our 2016 Annual Report on Form 10-K filed with the SEC on February 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: July 6, 2017	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President